UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2016
(Date of earliest event reported: February 1, 2016)

HOOKER FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-0459
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 1, 2016, the Company completed the previously announced acquisition (the “Acquisition”) of substantially all of the assets of Home Meridian International, Inc. (“Home Meridian”) pursuant to the Asset Purchase Agreement the Company and Home Meridian entered into on January 5, 2016.

The Company filed a Current Report on Form 8-K on February 1, 2016 (the “Original Form 8-K”) announcing the completion of the Acquisition and providing the disclosure items required in Items 1.01, 2.01, 2.03, 3.02, 8.01 and 9.01 of Form 8-K.

This Current Report on Form 8-K/A is being filed with the SEC to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Home Meridian and the required pro forma financial statements and amends and supplements the Original Form 8-K.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

99.1
Audited consolidated balance sheets of Home Meridian as of November 1, 2015, October 26, 2014 and October 27, 2013, the related audited consolidated statements of comprehensive income and loss, changes in capital deficit for each of the years ended of November 1, 2015, October 26, 2014 and October 27, 2013 and the related notes to such audited consolidated financial statements.

(b)           Pro Forma Financial Information

99.2
Unaudited pro forma condensed combined balance sheet as of January 31, 2016, the related unaudited pro forma condensed combined statement of operations for the year ended January 31, 2016 and the related notes to such unaudited pro forma condensed combined financial statements.

The pro forma condensed combined financial statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Home Meridian Acquisition been completed as of the dates or at the beginning of the periods presented. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future consolidated financial position or operating results of the combined companies.

(c)           Not applicable.

(d)           Exhibits

Exhibit No.	Description
23.1	Consent of Smith Leonard, PLLC, Independent Auditors with respect to Home Meridian.

99.1
Audited consolidated balance sheets of Home Meridian as of November 1, 2015, October 26, 2014 and October 27, 2013, the related audited consolidated statements of comprehensive income and loss, changes in capital deficit for each of the years ended November 1, 2015, October 26, 2014 and October 27, 2013 and the related notes to such audited consolidated financial statements.

99.2
Unaudited pro forma condensed combined balance sheet as of January 31, 2016, the related unaudited pro forma condensed combined statement of operations for the year ended January 31, 2016 and the related notes to such unaudited pro forma condensed combined financial statements.

Forward-Looking Statements

Certain statements made in this Form 8-K/A, other than those based on historical facts, may be forward-looking statements. Forward-looking statements reflect our reasonable judgment with respect to future events and typically can be identified by the use of forward-looking terminology such as “believes,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “would,” “could”  or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Those risks and uncertainties include but are not limited to: (1) general economic or business conditions, both domestically and internationally, and instability in the financial and credit markets, including their potential impact on our (i) sales and operating costs and access to financing or (ii) customers and suppliers and their ability to obtain financing or generate the cash necessary to conduct their respective businesses; (2) the risks related to the recent acquisition of substantially all of the assets of Home Meridian International, Inc., (“HMI”) including maintaining HMI’s existing customer relationships, deal-related costs to be recognized in fiscal 2017, integration costs, costs related to acquisition debt, including debt service costs, interest rate volatility, the use of operating cash flows to service debt to the detriment of other corporate initiatives or strategic opportunities, financial statement charges related to the application of current accounting guidance in accounting for the acquisition, the recognition of significant additional depreciation and amortization expenses by the combined entity,  the loss of key employees from HMI, the ongoing costs related to the assumption of HMI’s pension liabilities, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures and policies across the companies which could adversely affect our internal control or information systems and the costs of bringing them into compliance and failure to realize benefits anticipated from the acquisition; (3) the risks specifically related to HMI’s operations including significant concentrations of its sales and accounts receivable in only a few customers or disruptions affecting its Madison, NC, Mayodan, NC or Redlands, CA warehouses or its High Point, NC administrative facilities; (4) our ability to successfully implement our business plan to increase sales and improve financial performance; (5) the cost and difficulty of marketing and selling our products in foreign markets; (6) disruptions involving our vendors or the transportation and handling industries, particularly those affecting imported products from China, including customs issues, labor stoppages, strikes or slowdowns and the availability of shipping containers and cargo ships; (7) disruptions affecting our Henry County, Virginia warehouses and corporate headquarters facilities; (8) when or whether our new business initiatives, including, among others, H Contract and Homeware, become profitable;  (9) price competition in the furniture industry;  (10) changes in domestic and international monetary policies and fluctuations in foreign currency exchange rates affecting the price of our imported products and raw materials; (11) the cyclical nature of the furniture industry, which is particularly sensitive to changes in consumer confidence, the amount of consumers’ income available for discretionary purchases, and the availability and terms of consumer credit; (12) risks associated with the cost of imported goods, including fluctuation in the prices of purchased finished goods and transportation and warehousing costs;  (13) risks associated with domestic manufacturing operations, including fluctuations in capacity utilization and the prices and availability of key raw materials, as well as changes in transportation, warehousing and domestic labor costs and environmental compliance and remediation costs; (14) the interruption, inadequacy, security failure or integration failure of our information systems or information technology infrastructure, related service providers or the internet; (15) the direct and indirect costs associated with the implementation of our Enterprise Resource Planning system, including costs resulting from unanticipated disruptions to our business; (16) achieving and managing growth and change, and the risks associated with new business lines, acquisitions, restructurings, strategic alliances and international operations; (17) adverse political acts or developments in, or affecting, the international markets from which we import products, including duties or tariffs imposed on those products;  (18) risks associated with distribution through third-party retailers, such as non-binding dealership arrangements; (19) capital requirements and costs; (20) competition from non-traditional outlets, such as catalog and internet retailers and home improvement centers; (21) changes in consumer preferences, including increased demand for lower-quality, lower-priced furniture due to, among other things, declines  in consumer confidence, amounts of discretionary income available for furniture purchases and the availability of consumer credit; (22) higher than expected costs associated with product quality and safety, including regulatory compliance costs related to the sale of consumer products and costs related to defective or non-compliant products; (23) higher than expected employee medical  costs; (24) other risks and uncertainties described under Part I, Item 1A. "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016. Additionally, actual results may differ materially from these forward looking statements for other reasons including that while the Home Meridian acquisition will be accounted for under the acquisition method of accounting (whereby the assets acquired and liabilities assumed will be measured at their respective fair values with any excess reflected as goodwill), the determination of the fair values of the net assets acquired, including intangible and net tangible assets, is based upon certain valuations that have not been finalized, and while the adjustments to record the assets acquired and liabilities assumed at fair value reflect our best estimates, such valuations are subject to change once the detailed analyses are completed, which adjustments may be material. Any forward-looking statement that we make speaks only as of the date of that statement, and we undertake no obligation, except as required by law, to update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By: /s/ Paul A. Huckfeldt
       Paul A. Huckfeldt
       Senior Vice President – Finance and Accounting
       Chief Financial Officer

Date:  April 15, 2016

EXHIBIT INDEX

23.1*	Consent of Smith Leonard, PLLC, Independent Auditors with respect to Home Meridian.

99.1*
Audited consolidated balance sheets of Home Meridian as of November 1, 2015, October 26, 2014 and October 27, 2013, the related audited consolidated statements of comprehensive income and loss, changes in capital deficit for the years ended of November 1, 2015, October 26, 2014 and October 27, 2013 and the related notes to such audited consolidated financial statements.

99.2*
Unaudited pro forma condensed combined balance sheet as of January 31, 2016, the related unaudited pro forma condensed combined statement of operations for the year ended January 31, 2016 and the related notes to such unaudited pro forma condensed combined financial statements.

______________
*	Filed herewith.